SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2007

ADUROMED INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-03125	21-0661726
State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Trowbridge Drive, Bethel, Connecticut 06801

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 798-1080.

Item 7.01 Regulation FD Disclosure.

The Company issued the press release attached hereto as Exhibit 99 on July 10, 2007.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit 99 - Press Release dated July 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADUROMED INDUSTRIES, INC.

Date: July 10, 2007	By:	/s/ Kevin T. Dunphy
Kevin T. Dunphy
Treasurer and Chief Financial Officer